SECOND AMENDMENT TO PARTICIPATION AGREEMENT

THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT is made as of this day of 31 December 2007, among FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWLA"), JANUS ASPEN SERIES (the "Fund"), and JANUS CAPITAL MANAGEMENT, LLC. (the "Adviser"), collectively the Parties. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, FGWL&A, the Fund, and the Adviser are parties to a Participation Agreement dated July 8, 1997, as amended (the "Agreement"); and

WHEREAS, the Parties to the Agreement desire to add an additional contact ; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A ofthe Agreement and replacing it with the revised Schedule A attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1. Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day of  December 2007.

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeron
Name:	Chris Bergeron
Title:	Vice President
Date:	1/23/08

JANUS ASPEN SERIES

By its authorized officer,

By:	/s/ Andrew J. Iseman
Name:	Andrew J. Iseman
Title:	President
Date:	2/12/08

JANUS ASPEN CAPITAL MANAGEMENT, LLC

By its authorized officer,

By:	/s/ Dominic C. Martellaro
Name:	Dominic C. Martellaro
Title:	President
Date:	2/21/08

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SCHEDULE A

Contracts	Fonn Numbers
Charles Schwab & Co., Inc. (Schwab Select)	J434NY
Charles Schwab & Co., Inc. (Schwab OneSourcet'")	J444NY

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